Exhibit 10(ao)


                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
 20 Ketchum Street, Westport, CT 06880 o Tel 203-226-4447, Fax 203-226-4338,
                             www.nctgroupinc.com





                                                                   Cy E. Hammond
                                                   Senior Vice President & Chief
                                                               Financial Officer
                                               Telephone 203-226-4447, ext. 3522
                                                E-mail: chammond@nctgroupinc.com


                                                October 25, 2001
>

Libra Finance S.A.
c/o Essex House - Suite 2701
160 Central Park South
New York, NY  10019
Attn:  Arie Rabinowitz

                                    Re:   October 26, 2000 Warrant

Dear Arie:

Reference is made to the Warrant, dated October 26, 2000 (the "Warrant"), of NCT Group, Inc., a Delaware corporation (the "Company"), pursuant to which Libra Finance S.A. (the "Holder") is granted the right, subject to terms and conditions of the Warrant, to purchase up to 10,000,000 shares (the "Warrant Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company.

As to 5,000,000 Warrant Shares, the Company hereby reduces the Exercise Price (as defined in the Warrant) from $.32 to $.08.

                                          Very truly yours,

                                          NCT GROUP, INC.


                                          By: /s/CY E. HAMMOND
                                              --------------------------------
                                             Cy E. Hammond
                                             Sr. V.P. & Chief Financial Officer

ACKNOWLEDGED:
------------

LIBRA FINANCE S.A.


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